Exhibit 99.1


                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AEI Income & Growth Fund 24 LLC (the "Company") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Johnson, President of AEI Fund Management XXI, Inc., the Managing Member of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.


                           /s/ Robert P Johnson
                               Robert P. Johnson, President
                               AEI Fund Management XXI, Inc.
                               Managing Member
                               November 7, 2002